SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           Advanced Photonix, Inc.
___________________________________________________________________________
             (Name of Registrant as Specified in Its Charter)
___________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11.
   (1) Title of each class of securities to which transaction applies:
   ________________________________________________________________________
   (2) Aggregate number of securities to which transaction applies:
   ________________________________________________________________________
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
   ________________________________________________________________________
   (4) Proposed maximum aggregate value of transaction:
   ________________________________________________________________________
   (5) Total fee paid:
   ________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
    _______________________________________________________________________
    (2) Form, Schedule or Registration Statement No.:
    _______________________________________________________________________
    (3) Filing Party:
    _______________________________________________________________________
    (4) Date filed:
    _______________________________________________________________________

                    Notice of Annual Meeting of Shareholders
                                   To Be Held
                                 August 23, 2002

To the Shareholders of Advanced Photonix, Inc.:

You are invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Advanced Photonix, Inc. (the "Company"), which will be held at the Company's corporate office, 1240 Avenida Acaso, Camarillo, California, at 10:00 a.m., Pacific time, on August 23, 2002, to consider the following matter:

(1) The election of four Directors to hold office until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. The persons nominated by the Board of Directors (Richard D. Kurtz, Brock Koren, M. Scott Farese, and Stephen P. Soltwedel) are described in the accompanying Proxy Statement.

The Board of Directors has fixed the close of business on June 28, 2002 as the record date for the Annual Meeting. Only shareholders who owned the Company's Common Stock at the close of business on June 28, 2002 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy.

The accompanying form of proxy is solicited by the Board of Directors of the Company. Reference is made to the attached Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

A complete list of Shareholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, for any purpose relevant to the Annual Meeting, during ordinary business hours, for a period of at least 10 days prior to the Annual Meeting, at the Company's principal office, 1240 Avenida Acaso, Camarillo, CA 93012.

Shareholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, please complete, date and sign the accompanying proxy card and return it without delay in the enclosed postage prepaid envelope. Your proxy will not be used if you are present and prefer to vote in person or if you revoke the proxy.

                                           By Order of the Board of Directors


                                           /s/ Susan A. Schmidt
                                           ----------------------------------
                                           Susan A. Schmidt
July 22, 2002                              Secretary

                                 Proxy Statement
                         Annual Meeting of Shareholders
                                 August 23, 2002


This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Advanced Photonix, Inc., a Delaware corporation (the "Company"), for use at the 2002 Annual Meeting of Shareholders of the Company and for any adjournments or postponements thereof (the "Annual Meeting") to be held at the Company's corporate office, 1240 Avenida Acaso, Camarillo, California, at 10:00 a.m., Pacific time, on August 23, 2002, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. A Board of Directors' proxy (the "Proxy") for the Annual Meeting is enclosed, by means of which you may vote as to the proposal described in this Proxy Statement.


All Proxies that are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the stockholder's instructions contained in such Proxy. In the absence of instructions, shares represented by such Proxy will be voted FOR the election of the four nominees to the Board of Directors. The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matter set forth in the Notice and described in the Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters in accordance with their best judgment. A stockholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its offices at 1240 Avenida Acaso, Camarillo, CA 93012, either a written notice of revocation or a duly executed Proxy bearing a later date, or by appearing in person at the Annual Meeting and expressing a desire to vote his or her shares in person.


This  Proxy  Statement  and  the  accompanying   Notice  of  Annual  Meeting  of
Shareholders, Proxy and 2002 Annual Report to Shareholders are being sent to Shareholders on or about July 22, 2002.



                                VOTING SECURITIES

June 28, 2002 has been fixed as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of that date, the Company had outstanding 12,251,339 shares of Class A and Class B Common Stock, $.001 par value. A quorum, representing a majority of the total outstanding shares, must be established for the meeting to be held and any action to be taken. The presence, in person or by proxy, of shareholders entitled to cast a majority of votes will constitute a quorum for the Annual Meeting. Holders of Class A and Class B Common Stock are entitled to one vote for each share owned. As a plurality of votes cast is required for the election of directors, abstentions and broker non-votes will have no effect on the outcome of the election.


Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may vote those shares in their discretion, depending on the type of proposal involved. The Corporation believes that, in accordance with American Stock Exchange rules applicable to such voting by brokers, brokers will have discretionary authority to vote on matters relating to the election of directors. Shares as to which brokers have not exercised such discretionary authority or received instructions from beneficial owners are considered "broker non-votes."

ELECTION OF DIRECTORS

A Board of four Directors of the Company is to be elected at the Annual Meeting, each to serve, subject to the provisions of the Company's by-laws, until the next Annual Meeting of Shareholders and until his successor is duly elected and qualified. It is management's recommendation that the accompanying form of Proxy be voted FOR the election as Directors of the four persons named below, all of whom are currently Directors of the Company. The Board of Directors believes that the nominees named below are willing to serve as Directors. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Board of Directors. The Board of Directors does not have a nominating committee. After this election, three vacancies will exist on the Board that are not intended to be filled at this time.

The following persons are nominees for election as Directors:

      Name                      Age                Position
      ----                      ---                --------
Richard D. Kurtz                 50                Chairman of the Board

Brock Koren                      38                Director, President
                                                    and Chief Executive Officer

M. Scott Farese                  45                Director

Stephen P. Soltwedel             55                Director



Set forth below is certain information relating to the other officers of the
Company:

      Name                      Age                Position
      ----                      ---                --------
Susan A. Schmidt                 37                Chief Financial Officer
                                                    and Secretary

Paul Sharman                     44                Vice President, Operations


Richard D. Kurtz - Chairman of the Board
----------------------------------------
Mr. Kurtz became a Director of the Company in February 2000 and was elected Chairman of the Board in July 2000. He is currently an equity owner and Director of Client Services and Strategic Planning for Quantum Compliance Systems Inc. Mr. Kurtz joined Quantum, a privately owned software company specializing in the development and installation of Environmental Health and Safety Management systems, in July 2001. Prior to joining Quantum, Mr. Kurtz's career reflects 25 years in sales, marketing and strategic planning for various aerospace, automotive, distribution and medical companies. Most recently, he was Vice President of Sales and Marketing for Filtertek Inc., an ESCO Technology company, for over 13 years.


Brock Koren - Director, President and Chief Executive Officer
-------------------------------------------------------------
Mr. Koren joined the Company in July 1998 and was promoted from Vice President, Sales and Marketing to President and Chief Executive Officer in October 1999, at which time he also became a Director of the Company. From 1992 until 1998, he was employed by Hamamatsu, a leading manufacturer of devices for generation and measurement of infrared, visible, and ultraviolet light, as a Regional Sales Engineer. In addition to his position on the API Board of Directors, Mr. Koren also serves as a Director for BioCal, a privately held company located in Southern California, specializing in DNA Parentage testing and DNA Souvenir.

M. Scott Farese - Director
--------------------------
Mr. Farese became a director of the Company in August 1998. He is currently a Business Unit Director for Filtertek Inc. Mr. Farese joined Filtertek in 1991. Filtertek, a subsidiary of ESCO Technologies, is the largest worldwide producer of custom filtration products and fluid control devices and the world's largest manufacturer of custom molded filter elements.

Stephen P. Soltwedel - Director
-------------------------------
Mr. Soltwedel became a director of the Company in February 2000. Since 1972, he has been employed by Filtertek, Inc. and is currently Vice President and Chief Financial Officer. Prior to joining Filtertek, Mr. Soltwedel was employed by the public accounting firm of Baillies Denson Erickson & Smith in Lake Geneva, WI.

Susan A. Schmidt - Chief Financial Officer and Secretary
--------------------------------------------------------
Ms. Schmidt joined the Company in March 2000. From 1997 to 2000, she was Director of Finance - Amphitheaters for SFX Entertainment, Inc. in Encino, CA. SFX was a New York-based promoter and producer of live entertainment events. From 1992 to 1997 she was Controller for Revchem Plastics, Inc., a privately held distribution company serving the reinforced plastics industry, and Durall Plastics, Inc., Revchem Plastics Inc.'s sister manufacturing company in Rialto, CA.

Paul Sharman - Vice President Operations
----------------------------------------
Mr. Sharman joined API in June 1990. From 1995 to 1999, he was the Director of Quality and Reliability. From 1999 to March 2000, he held the position of Director of Operations and in March 2000, he was promoted to Vice President of Operations.

Directors serve annual terms until the next annual meeting of Shareholders and until their successors are elected and qualified. Officers serve at the pleasure of the Board of Directors.


Compliance with Section 16(a) of the Securities Exchange Act of 1934
--------------------------------------------------------------------
Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively the "Reporting Persons") to file reports of beneficial ownership and changes in beneficial ownership of the Company's equity securities with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based solely on its review of the copies of the forms received by it, the Company believes that all of its officers and directors complied with all filing requirements applicable to them, except with respect to the late filings of Form 4 by Richard Kurtz and Stephen Soltwedel to report option grants made in April 2001 and August 2001, which were reported in October 2001; the late filings of Form 4 by Brock Koren, Paul Sharman and Susan Schmidt to report an April 2001 option grant, which was reported in September 2001; and the late filings of Form 4 by M. Scott Farese to report option grants made in April 2001 and August 2001, both of which were reported in October 2001, and to report a stock purchase made in October 2001, which was reported in December 2001.


Meetings and Committees of the Board of Directors
-------------------------------------------------
The Board of Directors held seven meetings during the fiscal year ended March 31, 2002. The Board of Directors has the following standing committees:
Compensation Committee, Audit Committee and Special Committee. The Compensation Committee was established to evaluate directors and management compensation plans as well as the Company's stock option and incentive plans. The Compensation Committee did not meet independently during fiscal 2002; rather, all compensation matters were decided during the regular board meetings. The members of the Compensation Committee are Mr. Farese and Mr. Kurtz.

The Special Committee was established during fiscal year 2002 to focus on the Corporation's demands for governance, future development and any other duties assigned by the Board of Directors. The Special Committee did not meet independently during fiscal 2002; all discussions and decisions were made as part of the regular board meetings. The members of the Special Committee are Mr. Farese, Mr. Kurtz and Mr. Soltwedel.

The Audit Committee is comprised of three independent directors: Mr. Soltwedel, Mr. Kurtz and Mr. Farese. All of the members of the Audit Committee are independent directors as defined by Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Audit Committee held three regular meetings during the fiscal year ended March 31, 2002. As set forth in the Audit Committee Charter, the Audit Committee is responsible for, among other things,
(a) reviewing the professional services and independence of the independent auditors, (b) ensuring that the scope of the annual external audit is sufficiently comprehensive, (c) reviewing, in consultation with the independent auditors, the plan and results of the annual audit and the adequacy of the Company's internal control systems and (d) reviewing the results of such audit.


Audit Committee Report
----------------------
The Audit Committee of the Company's Board of Directors is composed of three independent Directors and operates under a written charter adopted by the Board of Directors and the Audit Committee. The Audit Committee assists the Board, through review and recommendation, in its oversight responsibility related to the quality and integrity of the Company's financial information and reporting functions, the adequacy and effectiveness of the Company's system of internal accounting and financial controls, and the independent audit process.

The Company's management has the primary responsibility for the quality and integrity of the financial statements and the reporting process including the system of internal controls. The Company's independent public accountants, Farber & Hass LLP, are responsible for performing an audit and expressing an opinion as to whether the Company's financial statements are fairly presented, in all material respects, in conformity with generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-KSB with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended March 31, 2002 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended the selection of Farber & Hass LLP as Advanced Photonix's independent auditors.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Stephen Soltwedel
Richard Kurtz
M. Scott Farese

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid or accrued by the Company for services rendered to the Company's Chief Executive Officer and to each of the other executive officers of the Company whose cash compensation exceeded $100,000 for services rendered during the last three fiscal years.

                                                      SUMMARY COMPENSATION TABLE

                                                                             Long Term Compensation
                                                                       ----------------------------------
                                       Annual Compensation                      Awards            Payouts
                                       -------------------                      ------            -------
                                                            Other                    Securities
                                                            Annual      Restricted   Underlying    LTIP       All Other
                               Fiscal   Salary    Bonus  Compensation  Stock Awards    Options    Payouts   Compensation
Name and Principal Position     Year     ($)       ($)       ($)           ($)           (#)        ($)         ($) (1)
---------------------------     ----     ----      ----      ----          ----          ----       ----        ----

Brock Koren                     2002    175,000     -         -             -          100,000       -         16,300
President and Chief Executive   2001    175,000     -         -             -           50,000       -          9,400
Officer                         2000    175,000   12,500      -             -          200,000       -          8,600
------------------------------------------------------------------------------------------------------------------------
(1) Represents amounts paid by the Company on behalf of the named person in connection with the Company's 401(k)
    Retirement Plan, vacation pay and car allowance.


Employment Agreements
---------------------
The Company currently has no employment agreements with any employee.


Stock Options
-------------
The following tables set forth certain information concerning stock options granted to the persons named in the Summary Compensation Table during the last fiscal year and unexercised stock options held by such persons at the end of such fiscal year.

                          Option Grants in Fiscal 2002
                                Individual Grants
                                -----------------
                 Number of
                 Securities      % of Total
                 Underlying    Options Granted    Exercise or
                  Options      to Employees in    Base Price     Expiration
Name(1)           Granted(#)     Fiscal Year       ($/Sh)(2)        Date
-------          -----------   ---------------    -----------     ----------
Brock Koren        100,000            11%         $.80, $.67   4/20/11, 2/20/12

--------------------------------------------------------------------------------
(1) See "Summary Compensation Table" for principal position.
(2) Includes two option grants of 50,000 each, the first vesting in three equal installments over two years and the second vesting in full six months from the date of grant.



          Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

                                            Number of Securities Underlying       Value of Unexercised
                      Shares                     Unexercised Options at           In-the-Money Options
                    Acquired on      Value        Fiscal Year End(#)             at Fiscal Year End($)
Name(1)             Exercise(#)    Realized    Exercisable/Unexercisable       Exercisable/Unexercisable
-------             -----------    --------    -------------------------       -------------------------
Brock Koren            -              -             196,667/228,333                $57,200/$105,500

-----------------------------------------------------------------------------------------------------------
(1) See "Summary Compensation Table" for principal position.


Compensation of Directors
-------------------------
During 2002, each independent member of the Board of Directors received a directors' fee in the amount of $2,500 for each meeting attended, subject to a maximum of $10,000 payable to each independent director. In addition, all directors, including employee directors, are reimbursed for reasonable travel expenses incurred in connection with their attending meetings of the Board of Directors and committees. Each of the directors who is not an employee of the Company is also eligible for grants of stock options upon their appointment to the Board of Directors and all directors are eligible for stock option grants on a discretionary basis so long as they remain on the Board under the Advanced Photonix 2000 Stock Option Plan. Directors who are also officers of the Company do not receive cash compensation in consideration for their services as directors.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 28, 2002, certain information concerning the holdings of each person who was known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Class A Common Stock of the Company, by each director and executive officer and by all directors and officers as a group.

                                           Class A Common Stock
                                ------------------------------------------
                                              Shares Under
                                 Shares        Exercisable        Percent
                                 Owned      Options/Warrants(1)  Voting(2)
                                 ------     -------------------  ---------
Richard D. Kurtz(3)              45,000          420,000             3.7
Brock Koren(3)                   10,000          328,334             2.7
Stephen P. Soltwedel(3)          10,000          300,000             2.5
M. Scott Farese(3)               15,000          289,000             2.4
Paul Sharman(3)                   5,000           72,001              .6
Susan A. Schmidt(3)                 500           50,001              .4
Directors & Officers as a Group  85,500        1,459,336            11.2

-------------------------------------------------------------------------------
(1) Includes shares under options exercisable on June 28, 2002 and options which become exercisable within 60 days thereafter.
(2) Represents voting power assuming beneficial owner exercises all exercisable options and warrants.
(3) The address of this shareholder is c/o Advanced Photonix, Inc.
    1240 Avenida Acaso, Camarillo, CA 93012.



The following table sets forth, as of June 28, 2002, the aggregated information pertaining to all securities authorized for issuance under the Company's equity compensation plans:

                                  Number of
                              Securities to be
                                 issued upon       Weighted-average
                                 exercise of        exercise price        Number of
                                 outstanding        of outstanding       securities
                                  options,             options,           remaining
                                warrants and         warrants and      available for
Plan Category                      rights               rights         future issuance
-------------                      ------               ------         ---------------
Equity  compensation plans        2,090,034             $1.44             684,889
approved by shareholders

Equity  compensation plans
not approved by shareholders          -                   -                  -

Total                             2,090,034             $1.44             684,889



CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
See "Executive Compensation".

RELATIONSHIP WITH INDEPENDENT AUDITORS

Farber & Hass LLP, independent auditors, audited the Company's financial statements for fiscal years 2000-2002, and have been selected to audit the Company's financial statements for fiscal year 2003. Representatives of Farber & Hass are expected to be present at the Annual Meeting to respond to appropriate questions from Shareholders and to make a statement if they desire to do so.

Independent Auditor Fees
------------------------
The following table sets forth the aggregate fees billed to the Company for the fiscal year ended March 31, 2002, by the Company's independent auditor, Farber & Hass LLP.

         Audit Fees                                  $     35,350
         Financial Information Systems
           Design and Implementation Fees            $       -0-
         All Other Fees                              $     18,884
                                                     ------------
         Total Fees                                  $     54,234

The Audit Committee has considered and determined that the provision of services described above under "All Other Fees" is compatible with maintaining the auditor's independence.


EXPENSES

The entire cost of preparing, assembling, printing and mailing the Proxy Statement, the enclosed Proxy, Annual Report and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The solicitation of Proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

SHAREHOLDER PROPOSALS

Proposals of Shareholders intended to be presented at the Annual Meeting of Shareholders in 2003 must be received at the Company's principal executive office no later than March 17, 2003.


                                             By Order of the Board of Directors


                                             /s/ Susan A. Schmidt
                                             ----------------------------------
Camarillo, California                        Susan A. Schmidt
July 22, 2002                                Secretary




THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED MARCH 31, 2002 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, BUT EXCLUDING EXHIBITS). SUCH REQUESTS SHOULD BE DIRECTED TO CORPORATE SECRETARY, 1240 AVENIDA ACASO, CAMARILLO, CALIFORNIA 93012.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            ADVANCED PHOTONIX, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                AUGUST 23, 2002

The undersigned hereby constitutes and appoints Richard D. Kurtz and M. Scott Farese or any one of them, as proxies, with full power of substitution, to vote all shares of stock of Advanced Photonix, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Company's Corporate office, 1240 Avenida Acaso, Camarillo, California, at 10:00 o'clock A.M.,
Pacific Time, on August 23, 2002, or at any adjournments or postponements thereof:

(1) Election of Directors

FOR all nominees listed below (except as marked to the contrary below) [  ]

WITHHOLD AUTHORITY to vote for all nominees listed below [  ]

Richard D. Kurtz, Brock Koren, M. Scott Farese, Stephen P. Soltwedel

(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the above list.)

(2) To transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

                         (PLEASE SIGN ON REVERSE SIDE)
--------------------------------------------------------------------------------
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED, OR IF NO SPECIFICATIONS ARE MADE, WILL BE VOTED BY THE PROXIES FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF MEETING AND ANNUAL REPORT FURNISHED HEREWITH.

Dated:_____________________, 2002

_________________________________
Signature of Stockholder

_________________________________
Signature of Stockholder

Note: When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such, and if signer is a corporation, please sign with full corporate name by duly authorized officer or officers and affix the corporate seal. Where stock is issued in the name of two or more persons, all such persons should sign. Please date, sign and return in the enclosed envelope promptly.